UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2004
(Date of earliest event reported)

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 701-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURES

ITEM 7.01. REGULATION FD DISCLOSURE.

Following are certain preliminary system statistics and traffic results for Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”), for the months of August 2004 and 2003 (the “Operating Statistics”). For the month of August 2004, total block hour activity for the Company declined 3.7% versus the same period in 2003. Over the same period the average number of aircraft operated by the Company declined by 20.4%, principally due to the rejection and return of aircraft in conjunction with the Company’s restructuring. Block hours operated in the ACMI segment increased 18.5% year over year, while Commercial Charter hours declined 36.9%, primarily due to a reallocation of available aircraft to other business segments, and Military Charter hours declined 35.8%. Capacity in the Scheduled Service business (as measured by available ton miles “ATM’s”) decreased 4.1% year over year, and traffic (as measured by revenue ton miles “RTM’s”) increased 14.5% year over year, resulting in an increased load factor of 65.5% in 2004 compared to a 54.9% load factor in 2003.

Atlas Air Worldwide Holdings
Preliminary System Statistics & Traffic Results

	August	August
OPERATING STATISTICS	2004	2003
Operating Fleet (average during the month)[1]
Aircraft count	36.6	46.0
Block Hours
Scheduled Service	4,429.5	4,478.5
Commercial Charter	308.2	488.7
Military Charter	2,029.8	3,161.4
ACMI	5,433.7	4,583.7
Non Revenue	108.1	76.0

Total Block Hours	12,309.4	12,788.3
Scheduled Service Traffic
RTM’s (000’s)	170,599	149,039
ATM’s (000’s)	260,581	271,649
Load Factor	65.5%	54.9%
[1] Operating Fleet excludes the following aircraft count that are dry leased or parked :
Dry leased	4	3
Parked	4	4

For August 2004, 3 of the 4 aircraft included as parked are undergoing maintenance, and are scheduled to return to operating status during the remainder of 2004.

The Operating Statistics do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other prescribed form or format. The Company cautions readers not to place undue reliance upon the information contained in the Operating Statistics. The Operating Statistics, which have not been audited, may not be indicative of the Company’s financial statements in reports that would be required to be filed pursuant to the Exchange Act.

As previously reported, on July 27, 2004, the Company and its affiliated debtor subsidiaries completed their financial restructuring and emerged from Chapter 11 bankruptcy protection as their Joint Plan of Reorganization became effective. On January 30, 2004, the Company and such affiliated debtor subsidiaries had each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida.

The Operating Statistics and the related discussion contained in this Item 7.01 are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

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The Operating Statistics and this Report on Form 8-K may include forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of legal proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only the Company’s beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond the Company’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statement. These factors include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to continue as a going concern; demand for cargo services in the markets in which the Company operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company’s products; pending and future litigation; the market acceptance of the Company’s new common stock; and other risks and uncertainties set forth from time to time in the Company’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

* * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.
Dated: September 16, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer

Atlas Air, Inc.
Dated: September 16, 2004	By:	/s/ John W. Dietrich
		Name:	John W. Dietrich
		Title:	Senior Vice President, General Counsel and Chief Human Resources Officer

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